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                                                                  EXHIBIT 10.9.2

Recording Requested by and    )
When Recorded Mail to:        )
                              )
Public Employees' Retirement  )
System of Nevada              )
693 West Nye Lane             )
Carson City, Nevada 89701     )
                              )

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                   (Space above this line for Recorder's Use)

        LEASE AMENDMENT, ESTOPPEL CERTIFICATE AND CONSENT TO ASSIGNMENT
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                                 (KRAMER LEASE)

TO: Public Employees' Retirement System of Nevada ("PERS"); Fremont and Third
    Limited Partnership, a Nevada limited partnership ("Fremont"); Sundance Hotel Group Limited Partnership, a Nevada limited partnership ("Sundance"); and Lincoln Management Company South, a Nevada corporation ("Lincoln"), as general partner of Fremont and Sundance.

RE: Lease dated September 1, 1978, by and between M.B. Dalitz Revocable Trust, as successor in interest to M.B. Dalitz, as lessee (said M.B. Dalitz Revocable Trust being hereinafter referred to as "Lessee"), and Julie LaMoyne Nolen, as successor in interest to Jewell French Nolen, John A. Kramer, as Trustee of the Trust created by the Will of David Kramer, deceased, as successor in interest to David Kramer, and Betty Bennett and Richard James Tinkler, as lessors (said parties being hereinafter collectively referred to as "Lessor"), for a term of ninety-nine (99) years, which Lease, Lessee hereby represents to Lessor, was recorded on June 19, 1979, in Book 1072 as Document No. 1031691; said Lease having been amended by that certain Amendment to Kramer Ground Lease dated December 20, 1982, which Amendment, Lessee hereby represents to Lessor, was recorded on January 5, 1983 in Book 1669 as Document No. 1628019, said Lease, as amended by said Amendment, being hereinafter referred to as the "Lease"; said Lease covering the premises located in Las Vegas, Clark County, Nevada more particularly described as Lots 17, 18, and 19 in Block 30 of Clark's Las Vegas Townsite, as shown by the map thereof on file in Book 1, page 37, in the Office of the County Recorder (the "Premises").
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Gentlemen:

     The undersigned certify and represent unto PERS, Fremont, Sundance, and Lincoln, in respect of the Lease, as follows:

     (i) The undersigned are owners of record of the Premises, and each of them certifies such on behalf of himself or herself only and that he or she is duly authorized to execute and deliver this Lease Amendment, Estoppel Certificate and Consent to Assignment.

     (ii) The undersigned, collectively, are the current Lessor under the Lease, and each of them certifies, on behalf of himself or herself only, that he or she has not assigned or agreed to assign his or her interest as a Lessor under the Lease in whole or in part. The current address for notices, demands, and communications to the Lessor under the Lease is as follows:

           Mr. John A. Kramer
           231 North Glenroy Place
           Los Angeles, California 90049

                     and

           Ms. Julie LaMoyne Nolen
           2549 Malabar Avenue
           Las Vegas, Nevada 89121

                     and

           Ms. Betty Bennett and
           Mr. Richard James Tinkler
           1228-G Westlake Boulevard
           Westlake Village, California 91361

     (iii) To the best knowledge of the undersigned, the M.B. Dalitz Revocable Trust is the current Lessee under the Lease and is entitled to all rights and benefits of the Lessee under the Lease.

     (iv)  The Leased Property is the Premises as set forth above.

     (v) Attached hereto as Exhibit "A", and incorporated herein by this reference, is a true, correct and complete copy of the Lease, as in effect as of the date hereof; and the Lease constitutes the entire agreement between Lessor and Lessee and has not been in any respect modified, altered or amended, except as set forth above.


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          (vi)  The Lease is in full force and effect, and, to the best of
Lessor's knowledge and belief, the Lessee is not in any respect in default under the terms and provisions of the Lease (nor is Lessor aware of any fact or condition which, with notice or the passage of time or both, will become such a default); provided, however, that Lessor does not waive its right to assert a default under the terms and provisions of the Lease for any default occurring after the date hereof. In the event that, unbeknownst to Lessor, Lessee is in fact in default under the Lease as of the date hereof, Lessor's remedies with respect to any such existing default shall be limited to an action for damages and/or specific performance against Lessee and/or Fremont, and Lessor shall not terminate the Lease on account of any such existing default.

          (vii) Lessee has accepted possession of the Premises and is paying rent on a current basis.

          (vii) The term of the Lease commenced on September 1, 1978, and, subject to the terms and conditions of the Lease, will end on August 31, 2077.

          (ix) The rent under the Lease is currently $8,339.51 per month, subject from time to time to adjustment as provided in the Lease and as provided for below. Such amount is to be paid to the parties (with one-third of said amount being paid to each of the three parties comprising Lessor) and at the places set forth in (ii) above, subject to change of such parties and places as provided in the Lease. Without limitation of any other payment or other obligations of Lessee under the Lease, Lessee also must pay all real property taxes assessed against the Premises.

          (x) To the best of Lessor's knowledge and belief, Lessor has no present set-offs, claims or defenses to the enforcement of the Lease and no present reason, claim, or grounds to terminate the Lease or declare a default thereunder. In the event that, unbeknownst to Lessor, Lessor in fact has a present set-off, claim or defense to the enforcement of the Lease or a present reason, claim, or ground to terminate the Lease or declare a default thereunder as of the date hereof, Lessor's remedies with respect to the enforcement of any same shall be limited to an action for damages and/or specific performance against Lessee and/or Fremont, and Lessor shall not terminate the Lease on account thereof.

          (xi) The sum of $8,337.51, as and for rent, and the sum of $0, as and for other charges, have been paid by Lessee in advance for the period from August 1, 1987 to August 31, 1987.

          (xii) No portion of any security deposit has been applied to cure any default under the Lease.
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          (xiii)    To the best of Lessor's knowledge and belief, (a) there are no uncured defaults by Lessee under the Lease, and (b) the insurance presently maintained by the Lessee complies with all requirements of the Lease.

          (xiv) Lessor hereby approves and consents to the assignment of Lessee's interest in the Premises and Lessee's interest in the Lease by Lessee to Fremont; provided, however, that such approval and consent shall not release any obligation of Lessee or any other person or entity under the Lease, that, Notwithstanding such approval and consent, Lessee and any other persons and entities liable under the Lease shall remain fully liable for the obligations of the Lessee under the Lease during the remaining term of the Lease, and that Fremont shall assume the obligations of the Lease as hereinafter provided for from and after the effective date of Lessee's assignment to Fremont to and until such time as Fremont shall properly assign (after obtaining any consent or approval form Lessor that may then be required under the Lease) its interest in the Premises and the Lease, at which time Fremont shall be released and discharged from any and all obligations of the Lease that may thereafter accrue and any further obligation to Lessor that may thereafter arise; and provided further that no such release and discharge of Fremont from said Lease obligations and no such consent and approval by Lessor to such an assignment by Fremont of its interest in the Premises and the Lease shall release any obligation of Lessee under the Lease.

          (xv) Lessor's consent to and approval of said assignment shall in no manner be construed to constitute a subordination of or agreement to subordinate Lessor's reversionary interest in the Premises or a waiver or modification of any rights of Lessor under the Lease and, in particular, and without limitation of the foregoing, shall not be deemed a waiver of (a) the provisions of the Lease that generally prohibit assignments, subleases and other transfers of interests under the Lease or of the applicability of said provisions to any other or future transaction, or (b) the provisions of the hereinabove-mentioned Amendment to Kramer Ground Lease that provide, inter alia, for PERS to maintain at all times a $1,000,000.00 cash fund as security for the performance of Lessee's obligations under the Kramer, Ham and Masons Ground Leases (as defined in said Amendment to Kramer Ground Lease), it being expressly understood and agreed that said $1,000,000.00 cash fund shall remain in existence, in accordance with the requirements of said Amendment to Kramer Ground Lease, at all times during the remaining term of the Lease.

          (xvi) Lessor has been advised that Lessee intends to sell and assign Lessee's right, title and interest in and to, among other things, that complex commonly know as the Sundance Hotel and Casino, Las Vegas, Nevada (the "Sundance Property")


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(including, without limitation, all of Lessee's right, title and interest in the leasehold estate in the Premises pursuant to the Lease, except that Lessee shall continue to remain liable to Lessor under the Lease) to Fremont pursuant to a certain Purchase Agreement (hereinafter, "the Purchase Agreement") a copy of which Purchase Agreement, as amended, has been furnished to Lessor, and Lessor has been further advised that PERS and Fremont have required the delivery of this Lease Amendment, Estoppel Certificate and Consent to Assignment by the Lessor in connection with such acquisition. However, it is understood and agreed that, notwithstanding anything to the contrary in Section 3 of the Purchase Agreement, as amended, or otherwise, Lessor's execution of this Lease Amendment, Estoppel Certificate and Consent to Assignment shall not constitute an agreement on the part of Lessor to consent to any further amendment to or assignment, sublease or other transfer of the Lease, any refinancing of any indebtedness relating to the Premises or any other transaction other than Lessee's assignment of the Lease to Fremont as contemplated herein and the amendment to the Lease hereunder to increase the basic monthly rental under the Lease, as provided for below, and Lessee, Freemont and all other signatories hereto and persons and entities mentioned herein, by signing or accepting the benefits of this document, acknowledge and agree that Lessor is undertaking no obligation to agree to any such thing.

          (xvii) So long as the same may be lawful, Lessor approves of the nature and the use, as a hotel and gambling casino with related restaurant and bar facilities, of all improvements placed on the Premises and related property, including the contiguous nature of the Sundance Hotel and Casino and the parking structure, and the Pioneer Citizen's Bank of Nevada building, and their use in conjunction with adjacent properties.

          In consideration for Lessor's consenting hereunder to the assignment of Lessee's interest in the Premises and the Lease to Fremont, it is agreed by Lessor, Lessee and Fremont that, effective on the date as of which said assignment becomes effective:

               (a) The basic monthly rental under the Lease shall be increased from $8,337.51 to $8,545.95, subject to further increase or decrease as and when provided for in paragraph III(b) of the Lease;

               (b) For purposes of applying, from and after the date as of which said assignment becomes effective, the provisions of paragraph III(b)(4) of the Lease (pertaining to cost-of-living increases in the basic monthly rental under the lease), the base rent provided for in paragraph III(a) of the Lease shall be deemed to be $61,500.00 per year (but the base Consumer Price Index of 196.7 referenced in said paragraph III(b)(4) shall not be adjusted or otherwise affected by reason thereof); and



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               (c) For purposes of applying, from and after the date as of which said assignment becomes effective, the provisions of paragraph III(b)(5) of the Lease (pertaining to the minimum basic monthly rental under the lease), the minimum base rent under the Lease shall be deemed to be $61,500.00 per year.

In the event that Lessee's assignment to Fremont shall become effective on other than the first day of a calendar month, then the increase in the basic monthly rental provided for in subparagraph (a) of this paragraph shall be prorated for that month based on the number of days in that month occurring on or after the date on which such assignment becomes effective. Expect as amended by this paragraph, the Lease shall remain in full force and effect in accordance with its terms.

          As required by Sections 3 and 12 of the Purchase Agreement by and between Fremont as "Buyer" and Lessee as "Seller" for the purchase and sale of the Sundance Property, the increase in the basic monthly rental under the Lease from $8,337.51 to $8,545.95, or $208.44, and any increase or decrease allocable to the amount of said increase in the basic monthly rental as and when provided for in paragraph III(b) of the Lease, shall be offset monthly by Fremont against monthly rent due and payable to Lessee pursuant to Section 12.02.5 of the Purchase Agreement and the Parking Lot Lease, which off-set shall be provided for by Amendment to Section 12.02.5 of the Purchase Agreement and by the terms of the Parking Lot Lease for corresponding reductions of the monthly rental payment by Fremont as "Buyer" to Lessee as "Seller" pursuant to the Parking Lot Lease. The provisions of the preceding sentence are matters between Lessee and Fremont that shall be of no concern to Lessor and shall not affect either Lessee's or Fremont's liability (as elsewhere provided for herein) for the payment of the full rental that may be payable from time to time under the Lease, as amended hereby.

          Lessor makes the above statements for the benefit and protection of Fremont, Sundance and Lincoln, knowing that they will rely on the same in acquiring the right, title, and interest of Lessee in and to the leasehold estate upon the Premises pursuant to the Lease and that PERS will rely on the same in approving Fremont's acquisitions of the Sundance Property under the Purchase Agreement subject to certain indebtedness to PERS on the Premises. However, this Lease Amendment, Estopel Certificate and Consent to Assignment shall be effective upon, and only upon, the



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delivery to Lessor of an original or counterparts hereof duly executed by all persons and entities whose signatures are provided for below. This document may be executed in one or more counterparts, each of which shall be deemed an original hereof, and all of which together shall constitute one and the same document.

          DATED as of September 23, 1987.


                                    LESSOR:


-----------------------------------           ----------------------------------
Julie LaMoyne Nolen, as                       Betty Bennett
successor in interest to
Jewell French Nolen



                                               /s/ RICHARD JAMES TINKLER
-----------------------------------           ----------------------------------
John A. Kramer, as Trustee of                 Richard James Tinkler
the Trust created by the Will
of David Kramer, decreased






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                      AGREEMENT AND ASSUMPTION OF ASSIGNEE

          The undersigned, Fremont and Third Limited Partnership, hereby agrees to the terms and conditions of the foregoing Lease Amendment, Estoppel Certificate and Consent to Assignment and hereby assumes the Lease (as defined above) and agrees to be jointly and severally liable with the Lessee (as defined above) for the performance of all covenants and obligations of the Lessee under the Lease to the extent provided for in paragraph (xiv) of said Lease Amendment, Estoppel Certificate and Consent to Assignment.

               DATED as of October 27, 1987.

                                      FREMONT AND THIRD LIMITED PARTNERSHIP,
                                      a Nevada limited partnership

                                      By: LINCOLN MANAGEMENT COMPANY SOUTH,
                                          a Nevada corporation, its sole
                                          general partner

                                          By: /s/ PHILIP D. GRIFFITH

                                              Its: President
                                                   ------------------

                      AGREEMENT AND UNDERTAKING OF LESSEE

          The undersigned, M. B. Dalitz Revocable Trust, as Lessee under the Lease, as defined in the foregoing Lease Amendment, Estoppel Certificate and Consent to Assignment, hereby agrees to the terms and conditions of said instrument (including, without limitation, the provisions thereof that increase the basic monthly rental under the Lease) and undertakes to be and remain at all times liable to the Lessor under the Lease for the performance of all covenants and obligaitons of the Lessee under the Lease, which liability shall be joint and several with the assignee referred to in said instrument for as long as said assignee shall be liable under the Lease, but which liability shall survive, and be unaffected by, any release of said assignee from liability under paragraph
(xiv) of said instrument.

               DATED as of October 19, 1987

                                          M. B. DALITZ REVOCABLE TRUST

                                          By: /s/ M. B. DALITZ
                                              ------------------------
                                              M. B. Dalitz, Trustee



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                       CONSENT AND AGREEMENT OF GUARANTOR


          The undersigned, M. B. Dalitz, individually, as the guarantor under that certain Guaranty and Agreement executed by him under date of December 20, 1982, in favor of the Lessor under the above-referenced Lease (the "Guaranty Agreement"), hereby consents to the terms of the foregoing Lease Amendment, Estoppel Certificate and Consent to Assignment, to the assignment of said Lease consented to by Lessor thereunder and to the increase in basic monthly rental provided for therein. Said M. B. Dalitz further agrees that the terms and conditions of the Guaranty Agreement shall remain in full force and effect as to the aforesaid lease and that neither Lessor's execution of the foregoing Lease Amendment, Estoppel Certificate and Consent to Assignment, nor the assignment of said Lease consented to thereby, nor the increase in basic monthly rental provided for therein, nor the consummation of any other transaction contemplated therein, nor the failure of Lessor to obtain any consent from any other guarantor under the Guaranty Agreement (said M. B. Dalitz being aware of and agreeing to the fact that Lessor does not intend to seek the consent of any such other guarantor) shall operate to release, exonerate or in any way affect the guarantees, promises or obligations of whatsoever kind undertaken by said M. B. Dalitz pursuant to the Guaranty Agreement.

          DATED as of October 19, 1987.



                                                  /s/ M. B. Dalitz
                                                  ------------------------------
                                                  M. B. Dalitz



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                         CONSENT AND AGREEMENT OF PERS

     The undersigned, Public Employees Retirement System of Nevada ("PERS"), as the beneficiary under that certain Deed of Trust and Assignment of Rents securing payment of the Sundance Loan (as defined in the Amendment to Kramer Ground Lease referred to in the foregoing Lease Amendment, Estoppal Certificate and Consent to Assignment), hereby consents to the execution of the foregoing Lease Amendment, Estopple Certicifate and consent to Assignment by Lessor, as defined in said instrument, to the assignment of Lease consented to by Lessor under said instrument, and to the increase in basic monthly rental provided for in said instrument and agrees that the same shall not affect any obligation of PERS to Lessor under the aforesaid Amendment to Kramer Ground Lease.

                              Dated as of Oct. 26, 1987

                              PUBLIC EMPLOYEES RETIREMENT SYSTEM OF NEVADA

                              By:   /s/ William K. Keating
                                   ----------------------------------------
                              Its: Executive Director